EXHIBIT 23.0


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[S. R. SNODGRASS, A.C. LETTERHEAD]




                        CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in this Registration Statement of PHS Bancorp, Inc. on Form S-8 of our report dated January 12, 2001 appearing in the Annual Report on Form 10-KSB of PHS Bancorp, Inc. for the year ended December 31, 2000.


                                                   /s/S.R. Snodgrass, A.C.
                                                   -----------------------------
                                                   S.R. Snodgrass, A.C.

Wexford, Pennsylvania

March 22, 2001